Derivative Instruments and Comprehensive (Loss) Income	12 Months Ended
Dec. 31, 2011
Derivative Instruments and Comprehensive (Loss) Income [Abstract]
Derivative Instruments and Comprehensive (Loss) Income

(12) Derivative Instruments and Comprehensive (Loss) Income

The Company’s interest rate swap agreements are designated as effective cash flow hedges and the Company records any unrealized gains associated with the change in fair value of the swap agreements within “Accumulated other comprehensive loss” and “Prepaid expenses and other assets” and any unrealized losses within “Accumulated other comprehensive loss” and “Accounts payable and other liabilities.” At December 31, 2011, the Company presented the gross value of its unrealized losses associated with its interest rate swaps within “Accumulated other comprehensive loss” on its consolidated balance sheets. The Company records its proportionate share of unrealized gains or losses on its cash flow hedges associated with its unconsolidated joint ventures within “Accumulated other comprehensive loss” and “Investment in affiliates.” The Company records any cash received or paid as a result of each interest rate swap agreement’s fixed rate deviating from its respective loan’s contractual rate within “Interest expense” in its consolidated statements of operations. The Company did not have any ineffectiveness associated with its cash flow hedges in 2011, 2010 and 2009 and does not expect any future ineffectiveness. Therefore, no amounts have been or are expected to be reclassified from “Accumulated other comprehensive loss” into earnings.

The Company enters into interest rate swap agreements to hedge its exposure on its variable rate debt against fluctuations in prevailing interest rates. The interest rate swap agreements fix LIBOR to a specified interest rate; however, the swap agreements do not affect the contractual spreads associated with each variable debt instrument’s applicable interest rate. At December 31, 2011, the Company had hedged $200.0 million of its variable rate debt through six interest rate swap agreements that are summarized below (dollars in thousands):

Effective Date	Maturity Date	Amount	Interest Rate Contractual Component	Fixed LIBOR Interest Rate
January 2011	January 2014	$50,000	LIBOR	1.474%
July 2011	July 2016	35,000	LIBOR	1.754%
July 2011	July 2016	25,000	LIBOR	1.7625%
July 2011	July 2017	30,000	LIBOR	2.093%
July 2011	July 2017	30,000	LIBOR	2.093%
September 2011	July 2018	30,000	LIBOR	1.660%

		$200,000

On January 18, 2012, the Company fixed LIBOR at 1.394% on $25.0 million of its variable rate debt through an interest rate swap agreement that matures on July 18, 2018.

The Company had two interest rate swap agreements, which were entered into during 2008, that matured in August 2010. In September 2008, the Company entered into an interest rate swap agreement that fixed the $28.0 million variable rate mortgage loan encumbering RiversPark I and II. On March 17, 2009 and January 1, 2010, the Company deconsolidated the joint ventures that own RiversPark II and RiversPark I, respectively. As a result, the $28.0 million mortgage loan and related interest rate swap for RiversPark I and II are not consolidated in the Company’s consolidated financial statements as of the date the properties were deconsolidated.

Total comprehensive (loss) income is summarized as follows (amounts in thousands):

	2011	2010	2009
Net (loss) income	$(8,752)	$(11,675)	$4,056
Unrealized (loss) gain on derivative instruments	(5,569)	1,067	1,314

Total comprehensive (loss) income	(14,321)	(10,608)	5,370
Comprehensive loss (income) attributable to noncontrolling interests	954	209	(156)

Comprehensive (loss) income attributable to First Potomac Realty Trust	$(13,367)	$(10,399)	$5,214